Destra Mutual Funds

Supplement Dated November 1, 2011

To the Following Prospectuses:

Destra Investment Trust	Destra Investment Trust II
Destra Global L-Series Fund
Destra International L-Series Fund
Destra US All Cap L-Series Fund
-Prospectus dated December 30, 2010, as supplemented on June 23, 2011 and July 27, 2011

Destra High Dividend Strategy Fund
-Prospectus dated August 10, 2011, as supplemented on October 11, 2011

Destra Preferred and Income Securities Fund
-Prospectus dated April 15, 2011, as supplemented on July 27, 2011 and October 11, 2011

Destra Focused Equity Fund
-Prospectus dated April 15, 2011, as supplemented on July 27, 2011 and October 11, 2011

Effective November 1, 2011, the last paragraph under “Shareholder Information–Distribution, Servicing and Administrative Fees-Distribution and Shareholder Servicing Plans” will be replaced in its entirety with the following:

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees.  Typically, under the adopted Class C Plan, Destra Capital Investments retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of an 1% commission on sales of Class C shares to the financial intermediary. Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1% commission, in which case, Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects to not receive the initial 1% commission will not be subject to a CDSC.  Destra Capital Investments is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, effective November 1, 2011, the section titled “Shareholder Information–Redemptions–Class A Shares and Class C Shares CDSC–CDSC Waivers” will be replaced in its entirety with the following:

There are certain cases in which you may be exempt from a CDSC charged to Class A shares and Class C shares.  Among others, these include:

•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Capital Investments to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A shares or Class C shares acquired through reinvestment of Fund dividends or distributions;
•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A shares or Class C shares during the period during which the CDSC applied;

•	If a Fund chooses to liquidate or involuntarily redeem shares in your account; or
•	If a financial intermediary elects to not receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue.

To keep the CDSC as low as possible, Class A shares or Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Please Keep This With Your Fund’s Prospectus
For Future Reference

Destra Mutual Funds

Supplement Dated November 1, 2011

To the Following Statements of Additional Information:

Destra Investment Trust	Destra Investment Trust II
Destra Global L-Series Fund
Destra International L-Series Fund
Destra US All Cap L-Series Fund
-Statement of Additional Information dated December 30, 2010, as supplemented on June 23, 2011 and July 27, 2011

Destra High Dividend Strategy Fund
-Statement of Additional Information dated August 10, 2011

Destra Preferred and Income Securities Fund
-Statement of Additional Information dated April 15, 2011, as supplemented on July 27, 2011

Destra Focused Equity Fund
-Statement of Additional Information dated April 15, 2011, as supplemented on July 27, 2011

Effective November 1, 2011, the section titled “Distribution and Shareholder Servicing Plans–Class C Shares” will be replaced in its entirety with the following:

As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of a Fund for activities which are primarily intended to result in the sale of Class C shares of such Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

Destra Capital Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Capital Investments LLC may, pursuant to a written agreement between Destra Capital Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1% commission, in which case, Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects to not receive the initial 1% commission will not be subject to a CDSC.

Please Keep This With Your Fund’s  Statement of Additional Information
For Future Reference